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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      ----------------------------------

                                 FORM 8 - K/A

                                CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       October 31, 1995


                           HOUGHTON MIFFLIN COMPANY
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               (Exact name of registrant as specified in charter)

       Massachusetts                    1-5406               04-1456030
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(State or other jurisdiction            (Commission          (IRS Employer
       of incorporation)                 File Number)        Identification No.)


222 Berkeley Street, Boston, Massachusetts                        02116
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:    (617) 351-5000
                                                        ---------------


                                      N/A
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         (Former name or former address, if changed since last report).


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements of the business acquired are filed as Exhibit 99.1 hereto.

          (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information is filed as Exhibit 99.2 hereto.

          (c)  EXHIBITS.

               2. Stock and Asset Purchase Agreement dated as of September 25, 1995 by and between Raytheon Company and Houghton Mifflin Company (previously filed).

               23.1 Consent of Ernst & Young LLP (filed herewith).

               99.1 Financial Statements of Business Acquired (filed herewith).

               99.2 Pro Forma Financial Information (filed herewith).

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 16th day of January, 1996.


                                      HOUGHTON MIFFLIN COMPANY

                                      By:  /s/James F. Stack
                                           ------------------------------------
                                           James F. Stack
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer
                                           (Principal Accounting and Financial
                                           Officer)

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
                                 Exhibit Index
                                 -------------

  Exhibit No.   Exhibit Description                                             Page No.
  -----------   -------------------                                             --------
      2         Stock and Asset Purchase Agreement dated as of
                September 25, 1995 by and between Raytheon
                Company and Houghton Mifflin Company
                (previously filed).

     23.1       Consent of Ernst & Young LLP (filed herewith).

     99.1       Financial Statements of Business Acquired (filed herewith).

     99.2       Pro Forma Financial Information (filed herewith).
